UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2026

TAYLOR MORRISON HOME CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

(Address of principal executive offices, including zip code)

(480) 840-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Taylor Morrison Home Corporation (the “Company”) held its 2026 Annual Meeting of stockholders on May 21, 2026 (the “2026 Annual Meeting”). At the 2026 Annual Meeting, the Company’s stockholders elected the following eight directors to hold office until the Company’s annual meeting of stockholders to be held in 2027 and until his or her successor is duly elected and qualified: Peter Lane, Anne L. Mariucci, Heather C. Ostis, Andrea (Andi) Owen, Sheryl D. Palmer, Denise F. Warren, Amanda Whalen and Christopher Yip. At the 2026 Annual Meeting, the Company’s stockholders also approved, on an advisory basis, the compensation of the Company’s named executive officers (“say-on-pay”) and the frequency of future “say-on-pay” votes, and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal No. 1 - Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter Lane	78,909,778	2,440,095	52,298	3,202,809
Anne L. Mariucci	80,220,744	1,130,380	51,047	3,202,809
Heather C. Ostis	81,337,902	32,731	31,538	3,202,809
Andrea (Andi) Owen	80,539,774	831,020	31,377	3,202,809
Sheryl D. Palmer	80,199,528	1,153,456	49,187	3,202,809
Denise F. Warren	74,164,138	7,206,253	31,780	3,202,809
Amanda Whalen	81,323,205	49,488	29,478	3,202,809
Christopher Yip	80,569,543	776,046	56,582	3,202,809

Proposal No. 2 - Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the compensation of the Company’s named executive officers	79,589,837	1,763,371	48,963	3,202,809

Proposal No. 3 - Advisory Vote on Frequency of Future “Say-on-Pay” Advisory Votes

Description of Proposal	Every Year	Every 2 Years	Every 3 Years	Abstentions
Future “say-on-pay” advisory votes should be held:	74,767,195	7,550	6,590,997	36,429

Based on the results of the vote, and consistent with the Board of Directors’ recommendation, the Board of Directors of the Company has determined that future “say-on-pay” advisory votes will be submitted annually to the Company’s stockholders until the next non-binding stockholder vote on the frequency of “say-on-pay” votes, or until the Board of Directors otherwise determines a different frequency for such non-binding votes. Therefore, the next “say-on-pay” advisory vote will be held at the Company’s 2027 Annual Meeting of Stockholders.

Proposal No. 4 - Ratification of Auditors

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	83,182,246	1,374,121	48,613	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taylor Morrison Home Corporation

Date: May 22, 2026	By:	/s/ Todd Merrill
Todd Merrill
Executive Vice President, Chief Legal Officer and Secretary